Exhibit 99.1

Creative Realities, Inc. and Reflect Win Multi-Million Dollar Retail Project on First Bid Together

Merged company making waves with strongest digital signage offerings on market

LOUISVILLE, Ky. and DALLAS, Feb. 1, 2022 – Digital signage leaders Creative Realities, Inc. (“CRI”, NASDAQ: CREX, CREXW) and Reflect Systems, Inc. announced today that their first joint sales effort has resulted in a major win – a project to deploy digital experiences for a retail customer at hundreds of locations nationwide for an expected total contract value in excess of $10 million.

The large-scale project comes shortly after CRI and Reflect announced in November their plans to merge, bringing together two of the industry’s leading companies to form one, operating under CRI’s name and Rick Mills’ leadership, CRI’s current CEO. The retail customer is the first of many wins expected for the combined company that will boast the most complete, competitive digital signage offerings on the market.

“This win is a validation of what we’ve been saying since Reflect and CRI first began discussing a merger: we believe our combined offerings are stronger than anything else in the industry,” said Mills. “Winning a project of this value and prominence sends a powerful message to both existing and potential new customers – we have something new and exciting that they will want to consider.”

As retailers continue grappling with the effects of the pandemic, the combined company is poised to meet those retailers’ new and unique digital signage needs, as well as the needs of their consumers. Together, CRI and Reflect are able to offer everything retailers need to deploy visually compelling digital experiences at scale that rival online shopping and usher the entire industry forward to more meaningful digital transformations.

Even beyond retail, this win further validates the advantages CRI and Reflect can leverage by working together to address the needs of a wide range of industries, positioning the combined company to be a leader across a broad spectrum of digital signage applications including brand building, audience engagement, customer support, employee communications, digital-out-of-home advertising, and menu boards. As the demand for engaging digital experiences continues to grow, CRI and Reflect will be ideally positioned to deliver to customers a single source solution to meet all their digital signage needs.

“We’re thrilled to be collaborating regularly with CRI on these large-scale projects and look forward to going to market as a combined team delivering our customers exceptional value,” said Lee Summers, CEO of Reflect. “To have such a huge project kick off our journey together is both encouraging and exciting as we look ahead to the new opportunities and possibilities.”

The merger is presently scheduled to close in February.

About Creative Realities, Inc.

CRI helps clients use the latest omnichannel technologies to inspire better customer experiences.  CRI designs, develops and deploys consumer experiences for high-end enterprise level networks, and is actively providing recurring SaaS and support services across diverse vertical markets, including but not limited to Automotive, Advertising Networks, Apparel & Accessories, Convenience Stores, Foodservice/QSR, Gaming, Theater, and Stadium Venues. CRI has operations across North America with active installations in more than 10 countries.

About Reflect

Reflect provides powerful, cost-effective digital signage platforms and solutions, helping organizations to create compelling experiences that engage staff and keep customers coming back for more. Reflect supplies everything brands need, including strategy, creative services, robust content management and ad trafficking systems, and media sales, all backed by the market leading ReflectView and AdLogic software platforms.

Cautionary Note on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to future results, strategy and plans of Creative Realities and Reflect (collectively, the “Companies”) (including certain projections and business trends, and statements, which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Companies as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, each Company’s respective revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, the result of future financing efforts, its dependence on key personnel, and the ability to retain key personnel. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Company undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. With respect to the joint project that is the subject of this press release (the “Joint Project”), these risks and uncertainties include, but are not limited to, the inability of either Company to perform as required under the terms of the underlying agreements. In addition, agreements governing the Joint Project are between Reflect and the subject customer, and Creative Realities is not a party to such agreements. Creative Realities’ interest in the Joint Project will be realized only upon its acquisition of Reflect pursuant to the proposed merger transaction between Creative Realities and Reflect (the “Proposed Transaction”). Consummation of the Proposed Transaction is subject to satisfaction of various closing conditions set forth in the Merger Agreement, including the accuracy of the parties’ representations and warranties, the performance of the parties’ covenants and obligations, Creative Realities and Reflect obtaining various approvals being sought from their respective shareholders, Creative Realities’ obtaining debt and/or equity financing sufficient to fund the cash portion of the purchase price, Creative Realities’ satisfaction with continuing due diligence, Reflect having generated a threshold amount of recurring revenue during the month prior to closing, the absence of actual or threatened legal proceedings that may challenge or materially interfere with the Proposed Transaction and Reflect stockholders not asserting dissenters’ rights of appraisal over the permitted threshold amount, among others. There is no assurance that these closing conditions will be satisfied or that the Proposed Transaction will ultimately be consummated. If the Proposed Transaction is not consummated, Creative Realities will not realize the expected benefits from the Joint Project. Further information on potential factors that could affect our business is described under the caption “Risk Factors” in the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 7, 2022.

Additional Information about the Merger and Where to Find It

In connection with the proposed acquisition of Reflect, Creative Realities has filed with the Securities and Exchange Commission a registration statement on Form S-4 that contains the combined Joint Proxy Statement/Prospectus.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT CREATIVE REALITIES, REFLECT, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov or from Creative Realities at its website, http://www.cri.com. Documents filed with the Securities and Exchange Commission by Creative Realities will be available free of charge by directing a request by telephone or mail to Creative Realities, Inc., 13100 Magisterial Drive, Suite 100, Louisville, KY  40223; phone: (502) 791-8800

Participants in the Solicitation

Creative Realities, Reflect and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Creative Realities in connection with the Proposed Transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Joint Proxy Statement/Prospectus relating to the Proposed Transaction. Creative Realities’ directors and executive officers beneficially own approximately 11.05% of Creative Realities’ common stock.

Disclaimer; Non-Solicitation

This communication shall not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact

Christina Davies

cdavies@ideagrove.com

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